Exhibit 10.1

EXECUTION VERSION

AMENDMENT TO FORBEARANCE AGREEMENT

This AMENDMENT TO FORBEARANCE AGREEMENT (this “Amendment”) is entered into as of October 14, 2018, by and among Egalet Corporation, a corporation organized under the laws of Delaware (the “Company”), the Guarantors (together with the Company, the “Obligors”) and the undersigned beneficial holders or investment managers or advisors for such beneficial holders (the “Supporting Holders”) of the Company’s 13% Senior Secured Notes (the “Secured Notes”).  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Forbearance Agreement.

WHEREAS, the Obligors and the Supporting Holders are parties to that certain Forbearance Agreement, dated as of September 18, 2018, (the “Forbearance Agreement”) pursuant to which, among other things, the Supporting Holders party thereto agreed, subject to the terms and conditions set forth therein, to forbear from exercising their Rights and Remedies against the Obligors solely with respect to the Specified Default during the Forbearance Period; and

WHEREAS, the Obligors have requested that the Supporting Holders agree to amend the Forbearance Agreement as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION I.  AMENDMENT

1.01                        Section 2.02(a) of the Forbearance Agreement is hereby amended by deleting the reference to “October 14, 2018” in clause (i) thereof and replacing it with “October 21, 2018.”

SECTION II.  AGREEMENTS AND ACKNOWLEDGEMENTS.

2.01                        Each Obligor hereby agrees, confirms and acknowledges as follows:

(a)                                 As of the date hereof, (i) each Obligor is in compliance with all of the terms and provisions set forth in the Forbearance Agreement, as amended by this Amendment, and (ii) other than the Specified Default, no Event of Default has occurred and is continuing under the Secured Notes.

(b)                                 The representations and warranties set forth in the Forbearance Agreement are true and correct with the same effect as though such representations and warranties had been made on the date hereof; provided, that the Company will be required to file an additional Current Report on Form 8-K with the Securities and Exchange Commission (in a manner that complies with Section 4.04 of the Agreement) with respect to its entry into this Amendment.

(c)                                  The Forbearance Agreement, as amended by this Amendment, has been duly executed and delivered on each Obligor’s behalf by a duly authorized officer, and constitutes each Obligor’s legal, valid and binding obligation enforceable in accordance with its terms.

SECTION III.  MISCELLANEOUS

3.01                        Governing Law; Jurisdiction; Waiver of Jury Trial, etc.  Sections 7.03, 7.05, 7.08 and 7.10 of the Forbearance Agreement shall apply mutatis mutandis to this Amendment.

3.02                        Effect on Forbearance Agreement.  Except as specifically amended hereby, the terms and provisions of the Forbearance Agreement are in all other respects ratified and confirmed and remain in full force and effect without modification or limitation.  This Amendment is not intended to be, nor shall it be construed to create, a novation, a waiver or accord and satisfaction of the Forbearance Agreement or any obligations thereunder.  No reference to this Amendment need be made in any notice, writing or other communication relating to the Forbearance Agreement, and any such reference to the Forbearance Agreement is deemed to be a reference thereto as amended by this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

EGALET CORPORATION

By:	/s/ Robert S. Radie
Name: Robert S. Radie
Title: Chief Executive Officer

EGALET US INC.
EGALET LTD.

By:	/s/ Robert S. Radie
Name: Robert S. Radie
Title: Chief Executive Officer

[Signature Page to Amendment to Forbearance Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

[NOTEHOLDER]

By:
Name:
Title:

Supporting Holder’s principal amount of Secured Notes:
$

[Signature Page to Amendment to Forbearance Agreement]